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                              A PROPERLY COMPLETED ORIGINAL STOCK ORDER FORM
                              MUST BE USED TO SUBSCRIBE. NO COPIES OF THIS FORM WILL BE ACCEPTED.



Vermilion Bancorp, Inc.
Stock Order Form

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                                                           Expiration Date:
                                                           March __, 1997
                                                           12:00 noon
                                                           ---------------------
                                                           CONVERSION CENTER
                                                           714 Vermillion Street
                                                           Danville, Illinois



             Note: Please read the Stock Order Form Instructions and
                        Guide as you complete this form.

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(1) Number of Shares        Subscription Price          (2) Total Payment Due
--------------------                                    ------------------------

                                      $10.00

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   The minimum number of shares that may be subscribed for is 25. In the
   Subscription Offering, the maximum amount of shares that any Eligible Account Holder, Supplemental Eligible Account Holder or other Member (or persons exercising Subscription Rights through a single account) may purchase cannot exceed $50,000 of Common Stock. In addition, no person, together with associates of and persons acting in concert with such person, may purchase more than $150,000 of Common Stock offered in the Conversion. Subscribers are urged to read the attached Stock Order Form Instructions and Guide-Items 1 and 2 for a description of the maximum purchase limitations in the Conversion applicable to all persons and associates and persons acting in concert.
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Method of Payment                                  Purchaser Information

(3)  |_| Enclosed is a check, bank    (5)a |_| Check here if you are a director,
         draft or money order made             officer or employee of American
         payable to American Savings           Savings Bank of Danville or a
         Bank of Danville.                     member of such person's immediate
                                               family.


---------- Cash can be used only if   (5)b Enter information for all accounts

   $       presented in person at     you had at the Eligibility Record Date
---------- the Conversion Center      (July 31, 1995) Supplemental Eligibility
                                      Record Date (December 31, 1996) and the
                                      cut off date for Other Members February
                                      __, 1997).

(4) |_| The undersigned authorizes
        withdrawal from this
        (these) account(s) at
        American Savings Bank of
        Danville.

                                          Account Title
                                          Title            Account   Date
                                          (Name on Accts)  Number    Opened
                                        ----------------------------------------
   Account Number          Amount
___________________________________     ________________________________________
                           $
___________________________________     ________________________________________
                           $
___________________________________     ________________________________________
                           $
___________________________________     ________________________________________
                           $
___________________________________     ________________________________________
   Total Withdrawal Amount $
                           ________     ________________________________________
There is no penalty for early           If additional space is needed,
withdrawal used for this payment.       please utilize the back of this
                                        order form.

Stock Registration

(6) Form of Stock Ownership:

|_| Individual            |_| Joint tenants   |_|  Tenants in common   |_|  UTMA

|_| Fiduciary             |_| Corporation or partnership    |_| Other___________

(i.e., trust, estate, etc.)
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(7) Name(s) in which your stock is           Social Security No. or Tax ID No.
    to be registered (Please Print Clearly)
--------------------------------------------------------------------------------
Name(s) in which your stock is to be registered (Please Print Clearly)
--------------------------------------------------------------------------------
Street Address/City/State/Zip Code           County of Residence
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                           -------------------------  --------------------------
Telephone Information       (8) Daytime Phone          Evening Phone
                            (    )                     (    )
                           -------------------------  --------------------------
NASD Affiliation

(9) |_| Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of [120] days following issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.

(10) |_| Check here, and complete the reverse side of this Form, if you or any associate (as defined on the reverse side of this Form) or persons acting in concert with you have submitted other orders for shares in the Subscription and/or Community Offerings.

Acknowledgement

(11) To be effective, this fully completed Stock Order Form must be actually received by American Savings Bank of Danville no later than 12:00 noon, Illinois Time, on March __, 1997 unless extended, otherwise this Stock Order Form and all subscription rights will be void. Completed Stock Order Forms, together with the required payment or withdrawal authorization, may be delivered to American Savings Bank of Danville or may be mailed to the address indicated on the enclosed business reply envelope. It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of American Savings Bank of Danville described in the accompanying Prospectus, receipt of which is hereby acknowledged at least 48 hours prior to delivery of this Stock Order Form to American Savings Bank of Danville.

The undersigned agrees that after receipt by American Savings Bank of Danville, this order form may not be modified, withdrawn or cancelled without the Bank's consent and if authorization to withdraw from the deposit accounts at the Bank has been given as payment for shares the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.

Under penalty of perjury, I certify that the Social Security or Tax ID Number and the information provided under numbers 7 and 9 of this Stock Order Form are true, correct and complete and that I am not subject to back-up withholding because: (i) I am exempt from backup withholding; (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the IRS has notified me that I am no longer subject to backup withholding.

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 (12) Signature       Date          Signature                        Date

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                              Item (5)b--continued

               Account Title (Names on Accts)      Account Number    Date Opened

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Item (10)--continued

List below all other orders submitted by you or associates (as defined below) or by persons acting in concert with you.

Name(s) listed on other Order Form                 Number of Shares Ordered

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"Associate" is defined as: (i) a corporation or organization (other than the
Bank, a majority-owned subsidiary of the Bank or the Company) of which such person is an officer or a partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse of such person, who has the same home as such person or who is a director or officer of the Bank or the Company or any subsidiaries thereof. Directors of of the Bank or the Company are not treated as associates solely because of their Board membership.